UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 Or 15(D) of the
                         Securities Exchange Act of 1934

                      November 15, 2010 (November 12, 2010)
                Date of Report (Date of earliest event reported)


                              Topaz Resources, Inc.
             (Exact name of Registrant as specified in its charter)

            Florida                    333-158721               26-4090511
  (State or other Jurisdiction        (Commission        (IRS Employer I.D. No.)
of Incorporation or organization)     File Number)

                           1012 North Masch Branch Rd.
                            Denton, Texas 76207-2057
                                Tel: 940-243-1122
       (Address, including zip code, and telephone and facsimile numbers, including area code, of registrant's executive offices)

                             Kids Germ Defense Corp
         (Former name or former address, if changed since last report)

ITEM 8.01 OTHER EVENTS

The Financial Industry Regulatory Authority (FINRA) has approved the Topaz share dividend of 5 additional shares of common stock for each share of common stock held by each shareholder of record as of the close of business November 12, 2010 with a payment date of November 15, 2010.

                                 SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Topaz Resources, Inc.


Dated: November 15, 2010                 /s/ Edward J. Munden
                                         ---------------------------------------
                                         Edward J. Munden
                                         President

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